                     SECURITES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                             FORM 8-K/A  No. 1


                              CURRENT REPORT

                               ------------

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 15, 1997


                           SL GREEN REALTY CORP.
          (Exact name of Registrant as specified in its Charter)


                                 Maryland
                         (State of Incorporation)

        1-13199                                       13-3956775
(Commission File Number)                       (IRS Employer Id. Number)


               70 West 36th Street                       10018
               New York, New York                      (Zip Code)
     (Address of principal executive offices)


                              (212) 594-2700
             (Registrant's telephone number, including area code)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated September 15, 1997, as set forth in the pages attached hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b)  FINANCIAL STATEMENTS OF PROPERTY ACQUIRED AND PRO FORMA
                  FINANCIAL INFORMATION

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Pro Forma Combined Balance Sheet
   (Unaudited) as of June 30, 1997..................................... F-4

Pro Forma Combined Income Statement
   (Unaudited) for the six months ended
   June 30, 1997....................................................... F-5

Pro Forma Combined Income Statement
   (Unaudited) for the year ended
   December 31, 1996................................................... F-6

Notes to Pro Forma Combined Financial Information...................... F-7

ACQUISITION PROPERTY

Report of Independent Auditors......................................... F-20

Statement of Revenues and Certain Expenses
  of 110 East 42nd Street for the year ended
  December 31, 1996 and for the six months
  ended June 30, 1997 (Unaudited)...................................... F-21

Notes to Statement of Revenues and Certain
  Expenses of 110 East 42nd Street..................................... F-22

      (c)  EXHIBITS

           None

                                 SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SL GREEN REALTY CORP.



                                  By: /s/ David J. Nettina
                                      ------------------------------------------
                                      David J. Nettina
                                      Executive Vice President, Chief Operating
                                      Officer and Chief Financial Officer


Date:  November 12, 1997

                             SL GREEN REALTY CORP.

                    PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

    The pro forma balance sheet of the Company as of June 30, 1997 has been prepared as if the Company's initial public offering of common stock (including the exercise of the underwriters over-allotment option (the "shoe") totaling 1,515,000 additional common shares, the "Offering"), the Formation Transactions effected in connection with the Offering (the "Formation Transactions") and the purchase of the property located at 110 East 42nd Street had been consummated on June 30, 1997. The pro forma statements of income for the six months ended June 30, 1997 and for the year ended December 31, 1996 are presented as if the completion of the Offering, the Formation Transactions and the purchase of the property located at 110 East 42nd Street occurred at January 1, 1996 and the effect thereof was carried foward through the six month period ended June 30, 1997.

    The pro forma financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the Formation Transactions and the Offering on such date or at the beginning of the period indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. The pro forma combined financial statements should be read in conjunction with the combined financial statements of SL Green Predecessor included in the Company's registration statement on Form S-11 (333-29329) dated August 14, 1997.

                             SL GREEN REALTY CORP.

                        PRO FORMA COMBINED BALANCE SHEET

                              AS OF JUNE 30, 1997

                                  (UNAUDITED)

                             (DOLLARS IN THOUSANDS)

                                                 ACQUISITION      EQUITY
                                    SL GREEN         OF        CONVERSION OF
                                  PREDECESSOR   PARNERSHIPS'      SERVICE                   ACQUISITION   FINANCING    PRO FORMA
                                   HISTORICAL     INTERESTS    CORPORATIONS   THE OFFERING  PROPERTIES   ADJUSTMENTS  ADJUSTMENTS
                                      (A)            (B)            (C)           (D)           (E)          (F)          (G)
                                  ------------  -------------  -------------  ------------  -----------  -----------  -----------
ASSETS :
  Commercial real estate
    property at cost............
  Land..........................   $    7,719     $   4,079                                  $  22,267                 $      60
  Buildings and improvements....       35,186        70,523                                     89,170                       229
  Property under capital lease..                     12,208                                      4,592
                                  ------------  -------------  -------------  ------------  -----------  -----------  -----------
                                       42,905        86,810                                    116,029                       289
      Less accumulated
        depreciation............       (6,251)      (14,638)
                                  ------------  -------------  -------------  ------------  -----------  -----------  -----------
                                       36,654        72,172                                    116,029                       289
  Cash and cash equivalents.....        1,221        (6,434)     $    (529)    $  222,958     (103,597)   $ (45,678)     (21,691)
  Restricted cash...............        1,685         2,305
  Receivables...................        1,107            12           (944)
  Related party receivables.....        1,658            26           (783)
  Deferred rents receivable.....        1,383         9,690
  Investment in
    Partnerships................        1,176        (1,176)
    Service corporations........                                     1,008
  Deferred lease fees and loan
    costs.......................        1,561         2,887           (214)                                    (107)
  Other assets..................        2,319         2,792           (657)                      1,560
                                  ------------  -------------  -------------  ------------  -----------  -----------  -----------
      Total assets..............   $   48,764     $  82,274      $  (2,119)    $  222,958    $  13,992    $ (45,785)   $ (21,402)
                                  ------------  -------------  -------------  ------------  -----------  -----------  -----------
                                  ------------  -------------  -------------  ------------  -----------  -----------  -----------
LIABILITIES AND EQUITY :
  Mortgage loans payable........   $   26,646     $  57,725                                               $ (37,638)
  Accrued interest payable......          109        10,851                                                 (10,863)
  LBHI loan payable.............        7,000           530                                  $   9,400      (16,930)
  Capitalized lease
    obligations.................                     14,374                                      4,592
  Deferred land lease payable...                     12,021
  Accrued expenses and accounts
    payable.....................        1,171           576      $    (768)
  Accounts payable to related
    parties.....................        1,298           503         (1,298)
  Excess of distributions and
    share of losses over amounts
    invested in:
        Partnerships............       18,007       (18,007)
  Security deposits.............        1,683         2,390
                                  ------------  -------------  -------------  ------------  -----------  -----------  -----------
      Total liabilities.........       55,914        80,963         (2,066)                     13,992      (65,431)
                                  ------------  -------------  -------------  ------------  -----------  -----------  -----------
  Minority interest in Operating
    Partnership.................
  Common stock..................                                               $      123                              $       1
  Additional paid-in capital....
  Owners' equity (deficit)......       (7,150)        1,311            (53)       222,835                    19,646      (21,403)
                                  ------------  -------------  -------------  ------------  -----------  -----------  -----------
      Total equity..............       (7,150)        1,311            (53)       222,958                    19,646      (21,402)
                                  ------------  -------------  -------------  ------------  -----------  -----------  -----------
      Total liabilities and
        equity..................   $   48,764     $  82,274      $  (2,119)    $  222,958    $  13,992    $ (45,785)   $ (21,402)
                                  ------------  -------------  -------------  ------------  -----------  -----------  -----------
                                  ------------  -------------  -------------  ------------  -----------  -----------  -----------

                                    MINORITY
                                    INTEREST
                                  IN OPERATION                   PURCHASE OF
                                  PARTNERSHIP                      110 EAST     COMPANY
                                   ADJUSTMENT       COMPANY       42ND STREET  PRO FORMA
                                      (H)          PRO FORMA          (I)      AS ADJUSTED
                                  ------------    -----------     ----------  -----------
ASSETS :
  Commercial real estate
    property at cost............
  Land..........................                 $    34,125    $    6,017    $    40,142
  Buildings and improvements....                     195,108        24,092        219,200
  Property under capital lease..                      16,800                       16,800
                                  ------------   -----------    ----------    -----------
                                                     246,033        30,109        276,142
      Less accumulated
        depreciation............                     (20,889)                     (20,889)
                                  ------------   -----------    ----------    -----------
                                                     225,144        30,109        255,253
  Cash and cash equivalents.....                      46,250       (28,109)        18,141
  Restricted cash...............                       3,990                        3,990
  Receivables...................                         175                          175
  Related party receivables.....                         901                          901
  Deferred rents receivable.....                      11,073                       11,073
  Investment in
    Partnerships................                           0                            0
    Service corporations........                       1,008                        1,008
  Deferred lease fees and loan
    costs.......................                       4,127                        4,127
  Other assets..................                       6,014        (2,000)         4,014
                                  ------------   -----------    ----------    -----------
      Total assets..............                  $  298,682    $        0     $  298,682
                                  ------------   -----------    ----------    -----------
                                  ------------   -----------    ----------    -----------
LIABILITIES AND EQUITY :
  Mortgage loans payable........                 $    46,733                  $    46,733
  Accrued interest payable......                          97                           97
  LBHI loan payable.............                           0                            0
  Capitalized lease
    obligations.................                      18,966                       18,966
  Deferred land lease payable...                      12,021                       12,021
  Accrued expenses and accounts
    payable.....................                         979                          979
  Accounts payable to related
    parties.....................                         503                          503
  Excess of distributions and
    share of losses over amounts
    invested in:
        Partnerships............                           0                            0
  Security deposits.............                       4,073                        4,073
                                  ------------   -----------    ----------    -----------
      Total liabilities.........                      83,372                       83,372
                                  ------------   -----------    ----------    -----------
  Minority interest in Operating
    Partnership.................   $   34,860         34,860                       34,860
  Common stock..................                         124                          124
  Additional paid-in capital....      180,326        180,326                      180,326
  Owners' equity (deficit)......     (215,186)             0                            0
                                  ------------   -----------    ----------    -----------
      Total equity..............      (34,860)       180,450                      180,450
                                  ------------   -----------    ----------    -----------
      Total liabilities and
        equity..................   $        0      $ 298,682                    $ 298,682
                                  ------------   -----------    ----------    -----------
                                  ------------   -----------    ----------    -----------

                             SL GREEN REALTY CORP.

                      PRO FORMA COMBINED INCOME STATEMENT

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

                                  (UNAUDITED)

                             (DOLLARS IN THOUSANDS)

                                                                EQUITY
                              SL GREEN     ACQUISITION OF     CONVERSION
                             PREDECESSOR    PARTNERSHIPS'       SERVICE       ACQUISITION     FINANCING      PRO
                             HISTORICAL       INTERESTS      CORPORATIONS     PROPERTIES     ADJUSTMENTS     FORMA
                                 (J)             (K)              (L)             (M)            (N)       ADJUSTMENTS
                            -------------  ---------------  ---------------  -------------  -------------  -----------
REVENUES:
  Rental revenue..........    $   2,800       $  10,579                        $   9,639
  Escalations and
    reimbursement
    revenues..............          456             725                            1,293
  Management revenues.....          966                        $    (966)
  Leasing commissions.....        3,088                           (1,563)
  Construction revenues...            8                               (8)
  Investment income.......
  Other income............           16                              (11)          1,532
  Equity in Service
    Corporations
    income................                                           382
                                 ------         -------           ------          ------    ------------- ------------
      Total revenues......        7,334          11,304           (2,166)         12,464
                                 ------         -------           ------          ------    ------------- ------------
  Share of net loss from
    uncombined
    joint ventures........          564            (564)
                                 ------         -------           ------          ------    ------------- ------------
EXPENSES:
  Operating expenses......        1,625           2,099             (696)          2,683
  Ground rent.............                        1,938
  Interest................          713           4,163                              189      $  (2,079)
  Depreciation and
  amortization............          599           1,939              (47)          1,146            (10)  $     3(P)
  Real estate taxes.......          482           1,461                            2,135
  Marketing, general and
    administrative........        1,835                           (1,235)                                     828(Q)
                                 ------         -------           ------          ------    -------------  ------------
      Total expenses......        5,254          11,600           (1,978)          6,153         (2,089)      831
                                 ------         -------           ------          ------    -------------  ------------
    Income (loss) before
       minority interest and
       extraordinary
      item................        1,516             268             (188)          6,311          2,089        (831)
  Minority interest in
    operating
    partnership...........                                                                                  (1,485)(R)
                                 ------         -------           ------          ------    -------------  ------------
    Income (loss) before
      extraordinary
      item................    $   1,516       $     268        $    (188)    $     6,311    $     2,089    $   (2,316)
                                 ------         -------           ------          ------    -------------  ------------
                                 ------         -------           ------          ------    -------------  ------------
    Income per common
       share (S)..........

                                                         110 EAST       COMPANY PRO
                                        COMPANY PRO     42ND STREET        FORMA
                                           FORMA            (O)         AS ADJUSTED
                                        -----------     -----------     -----------
REVENUES:
  Rental revenue......................   $  23,018       $   2,353       $  25,371
  Escalations and reimbursement
    revenues..........................       2,474             354           2,828
  Management revenues.................           0                               0
  Leasing commissions.................       1,525                           1,525
  Construction revenues...............           0                               0
  Investment income...................
  Other income........................       1,537              10           1,547
  Equity in Service Corporations
    income............................         382                             382
                                        -----------     -----------     -----------
      Total revenues..................      28,936           2,717          31,653
                                        -----------     -----------     -----------
  Share of net loss from uncombined
    joint ventures....................           0                               0
                                        -----------     -----------     -----------
EXPENSES:
  Operating expenses..................       5,711           1,135           6,846
  Ground rent.........................       1,938                           1,938
  Interest............................       2,986                           2,986
  Depreciation and amortization.......       3,630             301           3,931
  Real estate taxes...................       4,078             706           4,784
  Marketing, general and
    administrative....................       1,428              59           1,487
                                        -----------     -----------     -----------
      Total expenses..................      19,771           2,201          21,972
                                        -----------     -----------     -----------
    Income (loss) before minority
      interest and extraordinary
      item............................       9,165             516           9,681
  Minority interest in operating
    partnership.......................      (1,485)                         (1,485)
                                        -----------     -----------     -----------
    Income (loss) before extraordinary
      item............................  $    7,680      $      516      $    8,196
                                        -----------     -----------     -----------
                                        -----------     -----------     -----------
    Income per common share (R).......  $     0.62                      $     0.67
                                        -----------                     -----------
                                        -----------                     -----------

                             SL GREEN REALTY CORP.

                      PRO FORMA COMBINED INCOME STATEMENT

                               FOR THE YEAR ENDED
                               DECEMBER 31, 1996
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                           ACQUISITION        EQUITY
                                            SL GREEN           OF          CONVERION OF
                                           PREDECESSOR    PARTNERSHIPS'       SERVICE      ACQUISITION    FINANCING      PRO FORMA
                                           HISTORICAL       INTERESTS      CORPORATIONS    PROPERTIES    ADJUSTMENTS    ADJUSTMENTS
                                               (A)             (B)              (C)            (D)           (E)            (G)
                                          -------------  ---------------  ---------------  -----------  -------------  -------------
REVENUES:
  Rental revenue........................    $   4,199       $  20,985                       $  19,154
  Escalations and reimbursement
    revenues............................        1,051           2,304                           3,274
  Management revenues...................        2,336                        $  (2,336)
  Leasing commissions...................        2,372                           (1,115)
  Construction revenues.................          101                             (101)
  Investment income.....................                           15
  Other income..........................          123              13              (92)           906
  Equity in Service Corporations
    income..............................
                                          -------------       -------          -------     -----------  -------------  -------------
    Total revenues......................       10,182          23,317           (3,644)        23,334
                                          -------------       -------          -------     -----------  -------------  -------------
  Share of net loss from uncombined
    joint ventures......................        1,408          (1,408)             504
                                          -------------       -------          -------     -----------  -------------  -------------

EXPENSES:
  Operating expenses....................        3,197           4,608           (1,522)         6,016
  Ground rent...........................                        3,925
  Interest..............................        1,357           7,743                             379     $  (3,621)
  Depreciation and amortization.........          975           3,812              (92)         2,292           (13)     $       5
  Real estate taxes.....................          703           3,189                           4,356
  Marketing, general and
    administrative......................        3,250                           (2,264)                                      1,657
                                          -------------       -------          -------     -----------  -------------  -------------
    Total expenses......................        9,482          23,277           (3,878)        13,043        (3,634)         1,662
                                          -------------       -------          -------     -----------  -------------  -------------
    Income (loss) before minority
      interest and extraordinary item...         (708)          1,448             (270)        10,291         3,634         (1,662)
  Minority interest
    in Operating Partnership (H)........                                                                                    (2,063)
                                          -------------       -------          -------     -----------  -------------  -------------
    Income (loss)
      before extraordinary item.........  $      (708)        $ 1,448          $  (270)     $  10,291     $   3,634      $  (3,725)
                                          -------------       -------          -------     -----------  -------------  -------------
                                          -------------       -------          -------     -----------  -------------  -------------
    Income per common share(I)..........

                                                                  110 EAST             COMPANY
                                            COMPANY             42ND STREET           PRO FORMA
                                           PRO FORMA                (F)              AS ADJUSTED
                                          -----------           ------------         -----------
REVENUES:
  Rental revenue........................   $  44,338              $ 4,507             $  48,845
  Escalations and reimbursement
    revenues............................       6,629                  520                 7,149
  Management revenues...................
  Leasing commissions...................       1,257                                      1,257
  Construction revenues.................           0                                          0
  Investment income.....................          15                                         15
  Other income..........................         950                   16                   966
  Equity in Service Corporations
    income..............................
                                          -----------             ---------          -----------
    Total revenues......................      53,189                5,043                58,232
                                          -----------             ---------          -----------
  Share of net loss from uncombined
    joint ventures......................         504                                        504
                                          -----------             ---------          -----------
EXPENSES:
  Operating expenses....................      12,299                2,248                14,547
  Ground rent...........................       3,925                                      3,925
  Interest..............................       5,858                                      5,858
  Depreciation and amortization.........       6,979                  602                 7,581
  Real estate taxes.....................       8,248                1,422                 9,670
  Marketing, general and
    administrative......................       2,643                  102                 2,745
                                          -----------             ---------          -----------
    Total expenses......................      39,952                4,374                44,326
                                          -----------             ---------          -----------
    Income (loss) before minority
      interest and extraordinary item...      12,733                  669                13,402
  Minority interest
    in Operating Partnership (G)........      (2,063)                                    (2,063)
                                          -----------             ---------          -----------
    Income (loss)
      before extraordinary item.........   $  10,670               $  669             $  11,339
                                          -----------             ---------          -----------
                                          -----------             ---------          -----------
    Income per common share(H)..........   $    0.87                                  $    0.92
                                          -----------                                -----------
                                          -----------                                -----------

                             SL GREEN REALTY CORP.

               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION

                                 JUNE 30, 1997

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

              ADJUSTMENTS TO THE PRO FORMA COMBINED BALANCE SHEET

    (A) To reflect the SL Green Predecessor historical combined balance sheet as of June 30, 1997. The real estate and other assets and the assumption of liabilities and deficit of the SL Green Predecessor transferred at their historical amounts to the Operating Partnership.

    (B) To reflect 673 First Avenue, 470 Park Avenue South and 29 West 35th Street (the "Equity Properties") as consolidated entities rather than as uncombined joint ventures as a result of the acquisition of 100% of the partnerships' interests and to record payment of transfer costs on the transfer of the properties to the Operating Partnership. The Company accounts for interests acquired from third parties (the other partners), by the purchase method.

                                                                                               ACQUISITION OF THIRD PARTY
                                                                                                  PARTNERSHIP INTERESTS
                                                ELIMINATE                                 -------------------------------------
                                               HISTORICAL   UNCOMBINED     RECLASSIFY         673          470          29
                                                 AMOUNTS       TOTAL        AND OTHER      FIRST AVE    PARK AVE     WEST 35TH
                                               -----------  -----------  ---------------  -----------  -----------  -----------
ASSETS:
  Commercial real estate property at cost,
    net......................................                $  57,955                     $   8,859    $   3,106    $   2,252
  Cash and cash equivalents..................                    1,663                        (5,449)        (260)      (2,388)
  Restricted cash............................                    1,305                         1,000
  Receivables................................                               $      12
  Related party receivables..................                                      26
  Deferred rents receivable..................                   14,881                        (2,880)      (1,458)        (853)
  Investment in partnerships.................   $  (1,176)
  Deferred lease fees and loan costs.........                    4,337                          (900)        (395)        (155)
  Other assets...............................                    2,300            492
                                               -----------  -----------           ---     -----------  -----------  -----------
    Total assets.............................   $  (1,176)   $  82,441      $     530      $     630    $     993    $  (1,144)
                                               -----------  -----------           ---     -----------  -----------  -----------
                                               -----------  -----------           ---     -----------  -----------  -----------
LIABILITIES AND EQUITY:......................
  Mortgage loans payable.....................                $  63,724                     $  (5,649)   $    (350)
  Accrued interest payable...................                   16,329                        (1,834)      (3,644)
  LBHI Loan payable..........................                               $     530
  Capitalized lease obligations..............                   14,374
  Deferred land lease payable................                   11,996                            25
  Accrued expenses and accounts payable......                      576
  Accounts payable to related parties........                      628                                       (125)
  Excess of distributions and share of losses
    over amounts invested in partnerships....   $ (18,007)
  Security deposits..........................                    2,390
                                               -----------  -----------           ---     -----------  -----------  -----------
    Total liabilities........................     (18,007)     110,017            530         (7,458)      (4,119)
                                               -----------  -----------           ---     -----------  -----------  -----------
  Total equity (deficit).....................      16,831      (27,576)                        8,088        5,112    $  (1,144)
                                               -----------  -----------           ---     -----------  -----------  -----------
    Total liabilities and equity.............   $  (1,176)   $  82,441      $     530      $     630    $     993    $  (1,144)
                                               -----------  -----------           ---     -----------  -----------  -----------
                                               -----------  -----------           ---     -----------  -----------  -----------


                                                  TOTAL
                                               ADJUSTMENTS
                                               -----------
ASSETS:
  Commercial real estate property at cost,
    net......................................   $  72,172
  Cash and cash equivalents..................      (6,434)
  Restricted cash............................       2,305
  Receivables................................          12
  Related party receivables..................          26
  Deferred rents receivable..................       9,690
  Investment in partnerships.................      (1,176)
  Deferred lease fees and loan costs.........       2,887
  Other assets...............................       2,792
                                               -----------
    Total assets.............................   $  82,274
                                               -----------
                                               -----------
LIABILITIES AND EQUITY:......................
  Mortgage loans payable.....................   $  57,725
  Accrued interest payable...................      10,851
  LBHI Loan payable..........................         530
  Capitalized lease obligations..............      14,374
  Deferred land lease payable................      12,021
  Accrued expenses and accounts payable......         576
  Accounts payable to related parties........         503
  Excess of distributions and share of losses
    over amounts invested in partnerships....     (18,007)
  Security deposits..........................       2,390
                                               -----------
    Total liabilities........................      80,963
                                               -----------
  Total equity (deficit).....................       1,311
                                               -----------
    Total liabilities and equity.............   $  82,274
                                               -----------
                                               -----------

    The purchase price for each third party interest acquired is as follows:

                                                                     UNITS
                                                         CASH     IN DOLLARS     TOTAL
                                                       ---------  -----------  ---------
673 First Avenue.....................................  $   4,033               $   4,033
470 Park Avenue South................................         25   $     450         475
29 West 35th Street..................................      2,326                   2,326
                                                       ---------       -----   ---------
                                                       $   6,384   $     450   $   6,834
                                                       ---------       -----   ---------
                                                       ---------       -----   ---------

                             SL GREEN REALTY CORP.

               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION

                                 JUNE 30, 1997

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

    (C) To reflect adjustments required to record the Company's investments in the Service Corporations pursuant to the equity method of accounting. As a result of the Formation Transactions the Company does not own the majority of the voting stock of the Service Corporations but will continue to exercise significant influence due to the following:
        --Substantially all of the economic benefits flow to the Company (who own 100% of the non-voting common stock representing 95% of the total equity).
        --The Company and the Service Corporations have common officers and employees.
        --The owners of a majority of the voting stock of the Service Corporations have not contributed substantial equity to the Service Corporations.
        --The views of the Company's management influence the operations of the Service Corporations.

    The adjustment is as follows:


                                                                           HISTORICAL
                                                                             SERVICE        EQUITY         TOTAL
                                                                          CORPORATIONS    CONVERSION    ADJUSTMENT
                                                                          -------------  -------------  -----------
ASSETS:
Cash and cash equivalents...............................................    $     529                    $    (529)
Receivables.............................................................          944                         (944)
Related party receivables...............................................          783                         (783)
Deferred lease fees and loan costs......................................          214                         (214)
Other assets............................................................          657                         (657)
Investment in service corporations......................................                   $   1,008         1,008
                                                                               ------    -------------  -----------
  Total Assets..........................................................    $   3,127      $   1,008     $  (2,119)
                                                                               ------    -------------  -----------
                                                                               ------    -------------  -----------
LIABILITIES AND EQUITY:
Accrued expenses and accounts payable...................................    $     768                    $    (768)
Accounts payable to related parties.....................................        1,298                       (1,298)
Excess share of losses over amounts invested in Service Corporations....
                                                                               ------    -------------  -----------
  Total liabilities.....................................................        2,066                       (2,066)
Equity..................................................................        1,061      $  (1,008)          (53)
                                                                               ------    -------------  -----------
  Total liabilities and equity..........................................    $   3,127      $  (1,008)    $  (2,119)
                                                                               ------    -------------  -----------
                                                                               ------    -------------  -----------


Historical equity of service corporations..........................  $   1,061
                                                                     ---------
  Investment in service corporations at 95 percent interest........  $   1,008
                                                                     ---------
                                                                     ---------

                             SL GREEN REALTY CORP.

               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION

                                 JUNE 30, 1997

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

    (D) To reflect the issuance of 11,615,000 shares (including the exercise of the shoe totaling 1,515,000 additional common shares) of common stock at price of $21 per share which is reduced by the underwriting discount of $15,216, an advisory fee of $1,591 payable to Lehman Brothers Inc. and other costs of the Offering of $4,150.

    (E) To reflect the acquisition of the respective properties at cost which represents the purchase price plus estimated closing costs of 1372 Broadway, 1140 Avenue of the Americas and 50 West 23rd Street as follows:

                                                                                 1140           50          TOTAL
                                                                   1372        AVENUE OF       WEST      ACQUISITION
                                                                 BROADWAY    THE AMERICAS   23RD STREET  PROPERTIES
                                                                -----------  -------------  -----------  -----------
ASSETS ACQUIRED
Land..........................................................   $  10,828    $     4,242    $   7,197   $    22,267
Building......................................................      43,312         17,023       28,835        89,170
Property under capital lease..................................                      4,592                      4,592
                                                                -----------  -------------  -----------  -----------
    Net Property..............................................      54,140         25,857       36,032       116,029
Other assets-escrow...........................................                                   1,560         1,560
                                                                -----------  -------------  -----------  -----------
                                                                 $  54,140    $    25,857    $  37,592   $   117,589
                                                                -----------  -------------  -----------  -----------
                                                                -----------  -------------  -----------  -----------
SOURCES OF FUNDS
Cash..........................................................   $  47,440    $    19,265    $  36,892   $   103,597
Capitalized lease obligations.................................                      4,592                      4,592
LBHI loan payable.............................................       6,700          2,000          700         9,400
                                                                -----------  -------------  -----------  -----------
                                                                 $  54,140    $    25,857    $  37,592   $   117,589
                                                                -----------  -------------  -----------  -----------
                                                                -----------  -------------  -----------  -----------

    (F) To reflect the following financing transactions:

    - Repayment of certain mortgage loans, payment of prepayment penalties and write off of deferred financing costs.

    - Cancellation of portions of mortgage loans and accrued interest due to negotiations with the mortgage holders regarding the value of the collateral and the likelihood of repayment at par of the entire principal amount together with accrued interest.

    - Payment of mortgage fees which are capitalized and amortized over the remaining lives of the loans transferred from the SL Green Predecessor to the Company.

    - Repayment of portions of the LBHI Loan which were borrowed in connection with the purchase of additional partnership interests and the Acquisition Properties.

    - Borrowings under the LBHI Loan to pay a portion of the prepayment penalty on the 1414 Avenue of the Americas mortgage.

                             SL GREEN REALTY CORP.

               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION

                                 JUNE 30, 1997

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

    - Borrowings under a new mortgage loan and the payment of loan fees which will be capitalized and amortized over the life of the loan are summarized as follows:

                                              470         29          36         70         1414
                                   673       PARK        WEST        WEST       WEST       AVENUE         NEW
                                  FIRST     AVENUE       35TH        44TH       36TH       OF THE      MORTGAGE      LBHI
                                 AVENUE      SOUTH      STREET      STREET     STREET     AMERICAS       LOAN        LOAN
                                ---------  ---------  -----------  ---------  ---------  -----------  -----------  ---------
Cash and cash equivalents.....  $  (1,389) $ (13,162)  $     (30)  $ (10,200) $  (6,568)  $ (11,059)   $  13,860   $ (17,130)
                                ---------  ---------         ---   ---------  ---------  -----------  -----------  ---------
                                ---------  ---------         ---   ---------  ---------  -----------  -----------  ---------
Deferred lease fees and loan
 costs:.......................
Financing costs capitalized...  $     390  $     111   $      30                                       $     140
Amortization of deferred
 financing costs..............        (25)        (7)         (4)                                            (14)
Deferred financing costs
 written off..................                                                $    (260)  $    (468)
                                ---------  ---------         ---              ---------  -----------  -----------
    Net deferred lease fees
      and loan costs..........  $     365  $     104   $      26              $    (260)  $    (468)   $     126
                                ---------  ---------         ---              ---------  -----------  -----------
                                ---------  ---------         ---              ---------  -----------  -----------
Mortgage loans payable:
Loans funded..................                                                                         $  14,000
Loans repaid (A)..............  $  (1,000) $ (13,042)              $ (10,200) $  (6,568)  $  (9,878)
Loans forgiven (B)............    (10,300)      (650)
                                ---------  ---------               ---------  ---------  -----------  -----------
    Net mortgage loans
      payable.................  $ (11,300) $ (13,692)              $ (10,200) $  (6,568)  $  (9,878)   $  14,000
                                ---------  ---------               ---------  ---------  -----------  -----------
                                ---------  ---------               ---------  ---------  -----------  -----------
Accrued interest payable:
  Accrued interest paid.......             $      (9)                                     $    (109)
  Accrued interest forgiven
    (B).......................  $  (3,771)    (6,974)
                                ---------  ---------                                     -----------
    Net accrued interest
      payable.................  $  (3,771) $  (6,983)                                     $    (109)
                                ---------  ---------                                     -----------
                                ---------  ---------                                     -----------
LBHI loan payable:
  funded......................                                                            $     200
  repaid......................                                                                                     $ (17,130)
                                                                                         -----------               ---------
    Net LBHI Loan.............                                                            $     200                $ (17,130)
                                                                                         -----------               ---------
                                                                                         -----------               ---------
Equity:
  Increase for forgiveness of
    debt......................  $  14,072  $   7,624
  Decrease due to buyout of
    profit participation......                                                            $  (1,272)
  Decrease due to deferred
    loan costs................                                                $    (260)       (468)
  Decrease due to amortization
    of loan costs.............        (25)        (7)  $      (4)                                      $     (14)
                                ---------  ---------         ---              ---------  -----------  -----------
    Net equity................  $  14,047  $   7,617   $      (4)             $    (260)  $  (1,740)   $     (14)
                                ---------  ---------         ---              ---------  -----------  -----------
                                ---------  ---------         ---              ---------  -----------  -----------


                                   TOTAL
                                 PRO FORMA
                                ADJUSTMENT
                                -----------
Cash and cash equivalents.....   $  45,678
                                -----------
                                -----------
Deferred lease fees and loan
 costs:.......................
Financing costs capitalized...   $     671
Amortization of deferred
 financing costs..............         (50)
Deferred financing costs
 written off..................        (728)
                                -----------
    Net deferred lease fees
      and loan costs..........   $    (107)
                                -----------
                                -----------
Mortgage loans payable:
Loans funded..................   $  14,000
Loans repaid (A)..............     (40,688)
Loans forgiven (B)............     (10,950)
                                -----------
    Net mortgage loans
      payable.................   $ (37,638)
                                -----------
                                -----------
Accrued interest payable:
  Accrued interest paid.......   $    (118)
  Accrued interest forgiven
    (B).......................     (10,745)
                                -----------
    Net accrued interest
      payable.................   $ (10,863)
                                -----------
                                -----------
LBHI loan payable:
  funded......................   $     200
  repaid......................     (17,130)
                                -----------
    Net LBHI Loan.............   $ (16,930)
                                -----------
                                -----------
Equity:
  Increase for forgiveness of
    debt......................   $  21,696
  Decrease due to buyout of
    profit participation......      (1,272)
  Decrease due to deferred
    loan costs................        (728)
  Decrease due to amortization
    of loan costs.............         (50)
                                -----------
    Net equity................   $  19,646
                                -----------
                                -----------

------------------------

(A) In anticipation of the establishment of the Credit Facility in order to preserve New York State Tax Mortgage Recording Tax Credits which will mitigate future financing costs of the Company, it is currently expected that Lehman Brothers Holdings Inc. will acquire certain of the mortgage indebtedness and the proceeds from the Offering intended to repay such indebtedness and deposited those proceede into an escrow account to serve that indebtedness.

(B) In connection with the Formation Transactions, the Company will recognize an extraordinary gain on the forgiveness of the debt of approximately $22,000.

                             SL GREEN REALTY CORP.

               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION

                                 JUNE 30, 1997

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

    (G) To reflect the following pro forma transaction:

        --Distribution of excess working capital from the building accounts to partners.

        --$20,000 of the offering proceeds will be used by the Operating Partnership to repay a portion of a loan made to a company indirectly owned by Stephen L. Green, which loan was transferred to the Operating Partnership in connection with the transfer thereto by Stephen L. Green of his ownership interests, which has been accounted for as a distribution to Stephen L. Green.

        --Payment of real property transfer taxes which are capitalized and amortized over the life of the commercial property.

        --Initial capitalization of SL Green Realty Corp.

                                                                                                   INITIAL
                                                 470 PARK    70 WEST   1414 AVENUE              CAPITALIZATION  TOTAL PRO
                                     673 FIRST    AVENUE      36TH       OF THE                  OF SL GREEN      FORMA
                                      AVENUE       SOUTH     STREET     AMERICAS    LBHI LOAN   REALTY CORP.   ADJUSTMENT
                                    -----------  ---------  ---------  -----------  ----------  -------------  -----------

Cash and cash equivalents:
  Preformation distributions to
    partners......................   $    (403)  $  (1,000)                                                     $  (1,403)
  Repayment of LBHI loan..........                                                  $  (20,000)                   (20,000)
  Payment of real property
    transfer costs................                          $    (124)  $    (165)                                   (289)
  Initial Company
    capitalization................                                                                $       1             1
                                         -----   ---------  ---------       -----   ----------  -------------  -----------
Net (decrease) in cash and cash
 equivalents......................   $    (403)  $  (1,000) $    (124)  $    (165)  $  (20,000)   $       1     $ (21,691)
                                         -----   ---------  ---------       -----   ----------  -------------  -----------
                                         -----   ---------  ---------       -----   ----------  -------------  -----------
Land..............................                          $      11   $      49                               $      60
Buildings and improvements........                                113         116                                     229
                                                            ---------       -----                              -----------
                                                                  124         165                                     289
                                                            ---------       -----                              -----------
Equity:
Decreases for distributions to
 partners.........................   $    (403)  $  (1,000)                                                        (1,403)
Decrease for distribution.........                                                  $  (20,000)                   (20,000)
Common stock......................                                                                $       1             1
                                         -----   ---------                          ----------  -------------  -----------
(Decrease) increase to equity.....        (403)     (1,000)                            (20,000)                   (21,402)
                                         -----   ---------  ---------       -----   ----------  -------------  -----------
Net adjustment....................   $    (403)  $  (1,000) $    (124)  $    (165)  $  (20,000)   $       1     $ (21,691)
                                         -----   ---------  ---------       -----   ----------  -------------  -----------
                                         -----   ---------  ---------       -----   ----------  -------------  -----------

In connection with the formation of the Company a financial advisor received 85,600 shares of common stock at a value of $21 per share which will be accounted for as Offering costs in the amount of $1,798. The accounting is as follows:

Common stock/additional paid-in-capital.....................  $   1,798
Offering costs..............................................     (1,798)
                                                              ---------
                                                              $       0
                                                              ---------
                                                              ---------

                             SL GREEN REALTY CORP.

               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION

                                 JUNE 30, 1997

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

(H) Reflects the elimination of accumulated deficit against additional paid in capital and the establishment of limited partners' interest (16.2% after exercise of the Offering Shoe) in the Operating Partnership as follows:


Total owners' equity......................................  $ 215,186
Limited partners' percentage ownership interest in the net
 assets of the Operating Partnership......................      16.2%
                                                            ---------
Limited partners' interest in the Operating Partnership...  $  34,860
                                                            ---------
                                                            ---------

    (I) To reflect the September 15, 1997 purchase price allocation for the acquisition for th acquisition of the property located at 110 East 42nd Street as of June 30, 1997. There was no formal valuation performed on this property.


ADJUSTMENTS TO THE PRO FORMA COMBINED INCOME STATEMENT FOR THE SIX MONTHS ENDED
                                 JUNE 30, 1997

    (J) To reflect the SL Green Predecessor historical combined statement of operations for the six months ended June 30, 1997.

    (K) To reflect the six months ended June 30, 1997 operations of 673 First Avenue, 470 Park Avenue South, 29 West 35th Street and 36 West 44th Street (the "Equity Properties") as consolidated entities rather than equity method investees due to the acquistion 100% of the partnership interests.

                                                            ACQUISITION OF PARTNERSHIP INTERESTS AND FAIR
                                                                       MARKET VALUE ADJUSTMENTS
                                 ELIMINATE                --------------------------------------------------
                                HISTORICAL   UNCOMBINED       673          470          29           36          TOTAL
                                  AMOUNTS       TOTAL      FIRST AVE    PARK AVE     WEST 35TH    WEST 44TH   ADJUSTMENTS
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
REVENUES:
Rental revenue(a).............                $  10,203    $     194    $     120    $      50    $      12    $  10,579
Escalations and reimbursement
 revenues.....................                      725                                                              725
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total revenues............                   10,928          194          120           50           12       11,304
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
Equity in net loss of
 investees....................   $    (564)                                                                         (564)
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
EXPENSES:
Operating expenses(b).........                    2,448         (162)         (98)         (27)         (62)       2,099
Real estate taxes                                 1,461                                                            1,461
Ground rent(c)................                    1,913           25                                               1,938
Interest......................                    4,163                                                            4,163
Depreciation and
 amortization(c)..............                    1,982           19          (51)          (9)          (2)       1,939
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total expenses............                   11,967         (118)        (149)         (36)         (64)      11,600
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Income before minority
      interest................   $     564    $  (1,039)   $     312    $     269    $      86    $      76    $     268
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------

------------------------

(a) Rental income is adjusted to reflect straight line amounts as of the acquisition date.

(b) Operating expenses are adjusted to eliminate management fees paid to the Service Corporations (Management fee income received by the Service Corporations was also eliminated.)

(c) Ground rent and depreciation and amortization were adjusted to reflect the purchase of the assets.

                             SL GREEN REALTY CORP.

               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION

                                 JUNE 30, 1997

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

    (L) To reflect the six months operations of the Service Corporations pursuant to the equity method of accounting.

                                                             LEASING       EXPENSES
                                              HISTORICAL   COMMISSIONS   ATTRIBUTABLE       EQUITY
                                               SERVICE     ATTRIBUTABLE     TO REIT       CONVERSION        TOTAL
                                             CORPORATIONS     TO LLC          (A)             (B)        ADJUSTMENT
                                             ------------  ------------  -------------  ---------------  -----------
STATEMENT OF OPERATIONS:
Management revenue.........................   $      966                                                  $    (966)
Leasing commissions........................        3,088    $   (1,525)                                      (1,563)
Construction revenues......................            8                                                         (8)
Equity in net income of Service
 Corporations..............................                                                $    (382)           382
Other income...............................           11                                                        (11)
                                             ------------  ------------        -----           -----     -----------
  Total revenue............................        4,073        (1,525)                         (382)        (2,166)
                                             ------------  ------------        -----           -----     -----------
EXPENSES
Operating expenses.........................          696                                                       (696)
Depreciation and amortization..............           47                                                        (47)
Marketing, general and administrative......        1,835                   $    (600)                        (1,235)
                                             ------------  ------------        -----           -----     -----------
  Total expenses...........................        2,578                        (600)                        (1,978)
                                             ------------  ------------        -----           -----     -----------
  Income (loss)............................   $    1,495    $   (1,525)    $     600       $    (382)     $    (188)
                                             ------------  ------------        -----           -----     -----------
                                             ------------  ------------        -----           -----     -----------

------------------------

(a) Expenses are allocated to the Service Corporations and the Management LLC based upon the job functions of the employees.

(b) The Equity in net income of the Service Corporations is computed as follows:

Historical Service Corporations income.....................  $   1,495
Adjustment for management fees eliminated in the combined
  historical financial statements due to acquisition of
  partnerships interests...................................       (169)
Leasing commissions attributable to Management LLC.........     (1,525)
Expenses attributable to REIT..............................        600
                                                             ---------
Income.....................................................  $     401
                                                             ---------
                                                             ---------
Equity in net income of Service Corporations at 95
  percent..................................................  $     382
                                                             ---------
                                                             ---------

    (M) To reflect the operations of 1372 Broadway, 1140 Avenue of the Americas and 50 West 23rd Street for the six months ended June 30, 1997. Historical rental revenue was adjusted for straight line rents as of the acquisition date, historical operating expenses were reduced for management fees, the capitalized land

                             SL GREEN REALTY CORP.

               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION

                                 JUNE 30, 1997

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)
lease on 1140 Avenue of the Americas was recorded, and depreciation and amortization based on cost was recorded.

                               1372 BROADWAY                     1140 AVENUE OF THE AMERICAS           50 WEST 23RD STREET
                  ---------------------------------------  ---------------------------------------  --------------------------
                  HISTORICAL    ADJUSTMENT     PRO FORMA   HISTORICAL    ADJUSTMENT     PRO FORMA   HISTORICAL    ADJUSTMENT
                  -----------  -------------  -----------  -----------  -------------  -----------  -----------  -------------
Revenues:
Rental revenue..   $   4,054     $     455     $   4,509    $   2,178     $     181     $   2,359    $   2,597     $     174
Escalations &
  reimbursement
  revenue.......         561                         561          346                         346          386
Other income....       1,483                       1,483           48                          48            1
                  -----------        -----    -----------  -----------        -----    -----------  -----------        -----
  Total
    revenue.....       6,098           455         6,553        2,572           181         2,753        2,984           174
                  -----------        -----    -----------  -----------        -----    -----------  -----------        -----
Expenses:
Operating
  expenses......       1,337          (142)        1,195          992          (102)          890          689           (91)
Interest on
  capital
  lease.........                                                                189           189
Depreciation &
  amortization..                       541           541                        245           245                        360
Real estate
  taxes.........       1,098                       1,098          519                         519          518
                  -----------        -----    -----------  -----------        -----    -----------  -----------        -----
  Total
    expenses....       2,435           399         2,834        1,511           332         1,843        1,207           269
                  -----------        -----    -----------  -----------        -----    -----------  -----------        -----
Income before
  minority
  interest......   $   3,663     $      56     $   3,719    $   1,061     $    (151)    $     910    $   1,777     $     (95)
                  -----------        -----    -----------  -----------        -----    -----------  -----------        -----
                  -----------        -----    -----------  -----------        -----    -----------  -----------        -----


                                  TOTAL
                   PRO FORMA    PRO FORMA
                  -----------  -----------
Revenues:
Rental revenue..   $   2,771    $   9,639
Escalations &
  reimbursement
  revenue.......         386        1,293
Other income....           1        1,532
                  -----------  -----------
  Total
    revenue.....       3,158       12,464
                  -----------  -----------
Expenses:
Operating
  expenses......         598        2,683
Interest on
  capital
  lease.........                      189
Depreciation &
  amortization..         360        1,146
Real estate
  taxes.........         518        2,135
                  -----------  -----------
  Total
    expenses....       1,476        6,153
                  -----------  -----------
Income before
  minority
  interest......   $   1,682    $   6,311
                  -----------  -----------
                  -----------  -----------

    (N) To reflect the changes in interest expense as the result of financing transactions and the related adjustments to deferred financing expense (see note
(F)).

                                                                                                                     NEW
                                                 470         29           36           70            1414         MORTGAGE
                                 673 1ST AVE     PAS       W 35TH       W 44TH       W 36TH      AVE. AMERICAS      LOAN
                                 -----------  ---------  -----------  -----------  -----------  ---------------  -----------
Interest.......................   $    (799)  $    (645)               $    (461)   $    (253)     $    (460)     $     539
Depreciation and
  amortization.................          25           6   $       4                       (36)           (23)            14
                                                                 --
                                      -----   ---------                    -----        -----          -----          -----
    Total expenses.............        (774)       (639)          4         (461)        (289)          (483)           553
                                                                 --
                                      -----   ---------                    -----        -----          -----          -----
    Income before minority
      interest.................   $     774   $     639   $      (4)   $     461    $     289      $     483      $    (553)
                                                                 --
                                                                 --
                                      -----   ---------                    -----        -----          -----          -----
                                      -----   ---------                    -----        -----          -----          -----


                                   TOTAL
                                 ---------
Interest.......................  $  (2,079)
Depreciation and
  amortization.................        (10)

                                 ---------
    Total expenses.............     (2,089)

                                 ---------
    Income before minority
      interest.................  $   2,089

                                 ---------
                                 ---------

    (O) To reflect the operations of 110 East 42nd Street for the six months ended June 30, 1997. Historical rental revenue was adjusted for straight line rents, historical operations expenses were reduced for management fees, and depreciation was calculated based on the building cost that was recorded.



                                    HISTORICAL            ADJUSTMENT             PRO FORMA
                                    ----------            ----------             ---------

Revenues:
Rental revenue                        $2,470                $(117)                 $2,353
                                      ------                -----                  ------
Escalation                               354                                          354
Other income                              10                                           10
                                      ------                -----                  ------

Total revenue                          2,834                 (117)                  2,717
                                      ------                -----                  ------

Expenses:

Operating expenses                     1,135                                        1,135
Depreciation and amortization              0                  301                     301
Real estate taxes                        706                                          706
MG&A                                     163                 (104)                     59
                                      ------                -----                  ------

Total expenses                         2,004                  197                   2,201
                                      ------                -----                  ------

Income before minority interest       $  830                $(314)                 $  516
                                      ------                -----                  ------
                                      ------                -----                  ------


    (P) To reflect for 70 West 36th Street and 1414 Avenue of the Americas, depreciation expense adjustments for real property transfer taxes capitalized which are amortized over the remaining life of the commercial property (see note
(G)).

                             SL GREEN REALTY CORP.

               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION

                                 JUNE 30, 1997

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

    (Q) To reflect the net increase in marketing, general and administrative expenses related to operations of a public company which include the following:

Officers' compensation and related costs.....................  $     384
Professional fees............................................        175
Directors' fees and insurance................................        150
Printing and distribution costs..............................         75
Other........................................................         44
                                                               ---------
                                                               $     828
                                                               ---------
                                                               ---------

The additional officers' compensation and related costs are attributable primarily to Employment Agreements with the officers as further described under the caption "Employment and Non Competition Agreement."

    (R) Represents the 16.2% interest of the minority in the Operating Partnership.

    (S) Pro Forma net income per common share is based upon 12,292,311 shares of common stock outstanding after the Offering. As each Operating Partnership Unit is redeemable for cash, or at the company's election, for one share of common stock, the calculation of earnings per share upon redemption will be unaffected as unitholders and stockholders share equally on a per unit and per share basis in the net income of the Company. In February 1997, the Financial Accounting Standards Board issued Statement No. 128, Earnings per Share, which is required to be adopted on December 31, 1997. At that time the Company will be required to change the method currently used to compute earnings per share and to restate all prior periods. Under the new requirements for calculating primary earnings per share, the dilutive effect of stock options will be excluded. Management does not believe the adoption of Statement No. 128 will have a material impact on earnings per share.

                             SL GREEN REALTY CORP.

               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION

                               DECEMBER 31, 1996

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

   ADJUSTMENTS TO THE PRO FORMA COMBINED INCOME STATEMENT FOR THE YEAR ENDED
                               DECEMBER 31, 1996

    (A) To reflect the SL Green Predecessor historical combined statement of operations for the year ended December 31, 1996.

    (B) To reflect 673 First Avenue, 470 Park Avenue South, 29 West 35th Street and 36 West 44th Street (the "Equity Properties") as consolidated entities rather than as uncombined joint ventures due to the acquisition of 100% of the partnerships' interests.

                                                  ELIMINATE
                                                 HISTORICAL   UNCOMBINED       673          470          29           36
                                                   AMOUNTS       TOTAL      FIRST AVE    PARK AVE     WEST 35TH    WEST 44TH
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Revenues
Rental revenue.................................   $  17,386                 $     334    $     183    $     146    $   2,936
Escalations and reimbursement revenues.........       1,488                                                              816
Investment income..............................          15
Other income...................................          13
                                                 -----------  -----------  -----------       -----        -----   -----------
    Total revenues.............................      18,902                       334          183          146        3,752
                                                 -----------  -----------  -----------       -----        -----   -----------
Equity in net loss of uncombined joint
 ventures......................................                $  (1,408)
                                                 -----------  -----------  -----------       -----        -----   -----------
Expenses
Operating expenses.............................       3,964                      (316)        (206)         (68)       1,234
Real estate taxes..............................       2,316                                                              873
Ground rent....................................       3,756                       100                                     69
Interest.......................................       7,743
Depreciation and amortization..................       3,580                        40          (99)         (22)         313
                                                 -----------  -----------  -----------       -----        -----   -----------
    Total expenses.............................      21,359                      (176)        (305)         (90)       2,489
                                                 -----------  -----------  -----------       -----        -----   -----------
    Income (loss)..............................   $  (2,457)   $   1,408    $     510    $     488    $     236    $   1,263
                                                 -----------  -----------  -----------       -----        -----   -----------
                                                 -----------  -----------  -----------       -----        -----   -----------


                                                     TOTAL
                                                  ADJUSTMENTS
                                                 -------------
Revenues
Rental revenue.................................    $  20,985
Escalations and reimbursement revenues.........        2,304
Investment income..............................           15
Other income...................................           13
                                                 -------------
    Total revenues.............................       23,317
                                                 -------------
Equity in net loss of uncombined joint
 ventures......................................       (1,408)
                                                 -------------
Expenses
Operating expenses.............................        4,608
Real estate taxes..............................        3,189
Ground rent....................................        3,925
Interest.......................................        7,743
Depreciation and amortization..................        3,812
                                                 -------------
    Total expenses.............................       23,277
                                                 -------------
    Income (loss)..............................    $   1,448
                                                 -------------
                                                 -------------

    (C) To reflect adjustments to record the Company's share in the net income of the Service Corporations pursuant to the equity method of accounting for the year ended December 31, 1996. As a result of the Formation Transactions the Company will not own any voting stock of the Service Corporations but will continue to exercise significant influence due to the following:

    - Substantially all of the economic benefits flow to the Company (who will own 100% of the non-voting common stock representing 95% of the total equity)

    - The Company and the Service Corporations have common officers and employees

    - The owners of a majority of the voting stock of the Service Corporations have not contributed substantial equity to the Service Corporations

    - The views of the Company's management influence the operations of the Service Corporations

                             SL GREEN REALTY CORP.
               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION
                               DECEMBER 31, 1996
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

    The adjustment is as follows:

                                                              LEASING
                                                            COMMISSIONS      EXPENSES
                                             HISTORICAL    ATTRIBUTABLE    ATTRIBUTABLE      EQUITY
                                               SERVICE          TO              TO         CONVERSION      TOTAL
                                            CORPORATIONS        LLC            REIT            (A)      ADJUSTMENTS
                                            -------------  -------------  ---------------  -----------  -----------
REVENUE:
Management revenue........................    $   2,336                                                  $  (2,336)
Leasing commissions.......................        2,372      $  (1,257)                                     (1,115)
Construction revenue......................          101                                                       (101)
Other income..............................           92                                                        (92)
                                            -------------  -------------        ------     -----------  -----------
    Total revenue.........................        4,901         (1,257)                                     (3,644)
Equity in net loss of Service
 Corporations.............................                                                  $     504          504
                                            -------------  -------------        ------     -----------  -----------
EXPENSES:
Operating expenses........................        1,522                                                     (1,522)
Depreciation and amortization.............           92                                                        (92)
Marketing, general and administration.....        3,250                      $    (986)                     (2,264)
                                            -------------  -------------        ------     -----------  -----------
    Total expenses........................        4,864                           (986)                     (3,878)
                                            -------------  -------------        ------     -----------  -----------
    Income (loss).........................    $      37      $  (1,257)      $     986      $     504    $    (270)
                                            -------------  -------------        ------     -----------  -----------
                                            -------------  -------------        ------     -----------  -----------

(a) The equity in net loss of Service Corporations is computed as follows:

Historical Service Corporations income.............................  $      37
Adjustment for management fees eliminated in the combined
 historical financial statements due to acquisition of
 partnerships' interests...........................................       (297)
Leasing commissions attributable to Management LLC.................     (1,257)
Expenses attributable to REIT......................................        986
                                                                     ---------
  Loss.............................................................  $    (531)
                                                                     ---------
                                                                     ---------
Equity in net loss of investees at 95 percent......................  $    (504)
                                                                     ---------
                                                                     ---------

    (D) To reflect the operations of 1372 Broadway, 1140 Avenue of the Americas and 50 West 23rd Street for the year ended December 31, 1996. Historical rental revenue was adjusted for straight line rents as of the acquisition date, historical operating expenses were reduced for management fees, the capitalized land lease on 1140 Avenue of the Americas and depreciation and amortization are based on cost.

                             SL GREEN REALTY CORP.
               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION
                               DECEMBER 31, 1996
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                  1372 BROADWAY                     1140 AVENUE OF THE AMERICAS           50 WEST 23RD STREET
                     ---------------------------------------  ---------------------------------------  --------------------------
                     HISTORICAL    ADJUSTMENT     PRO FORMA   HISTORICAL    ADJUSTMENT     PRO FORMA   HISTORICAL    ADJUSTMENT
                     -----------  -------------  -----------  -----------  -------------  -----------  -----------  -------------
REVENUES:
Rental revenue.....   $   8,580     $     656     $   9,236    $   4,265     $     286     $   4,551    $   5,357     $      10
Escalations &
 reimbursement
 revenue...........       1,842                       1,842          716                         716          716
Other income.......         690                         690          204                         204           12
                     -----------       ------    -----------  -----------        -----    -----------  -----------        -----
    Total revenue..      11,112           656        11,768        5,185           286         5,471        6,085            10
                     -----------       ------    -----------  -----------        -----    -----------  -----------        -----
EXPENSES:
Operating
 expenses..........       3,257          (459)        2,798        2,177          (275)        1,902        1,511          (195)
Interest on capital
 lease.............                                                                379           379
Depreciation &
 amortization......                     1,082         1,082                        490           490                        720
Real estate taxes..       2,343                       2,343        1,007                       1,007        1,006
                     -----------       ------    -----------  -----------        -----    -----------  -----------        -----
    Total
      expenses.....       5,600           623         6,223        3,184           594         3,778        2,517           525
                     -----------       ------    -----------  -----------        -----    -----------  -----------        -----
Income before
 minority
 interest..........   $   5,512     $      33     $   5,545    $   2,001     $    (308)    $   1,693    $   3,568     $    (515)
                     -----------       ------    -----------  -----------        -----    -----------  -----------        -----
                     -----------       ------    -----------  -----------        -----    -----------  -----------        -----


                                   TOTAL PRO
                      PRO FORMA      FORMA
                     -----------  -----------
REVENUES:
Rental revenue.....   $   5,367    $  19,154
Escalations &
 reimbursement
 revenue...........         716        3,274
Other income.......          12          906
                     -----------  -----------
    Total revenue..       6,095       23,334
                     -----------  -----------
EXPENSES:
Operating
 expenses..........       1,316        6,016
Interest on capital
 lease.............                      379
Depreciation &
 amortization......         720        2,292
Real estate taxes..       1,006        4,356
                     -----------  -----------
    Total
      expenses.....       3,042       13,043
                     -----------  -----------
Income before
 minority
 interest..........   $   3,053    $  10,291
                     -----------  -----------
                     -----------  -----------

    (E) To eliminate interest expense and amortization of deferred financing costs related to mortgage loans paid off or forgiven, to reflect amortization of deferred financing cost related to the transfer of mortgage debt to the Company and to record interest and amortization of deferred finance costs related to the new mortgage.

                                                                                 AMORTIZATION OF
                                                                     INTEREST       DEFERRED
                                                                      EXPENSE    FINANCING COSTS
                                                                     ---------  -----------------
673 First Avenue...................................................  $  (1,571)     $      49
470 Park Avenue South..............................................     (1,537)            13
29 West 35th Street................................................                         8
36 West 44th Street................................................       (234)
70 West 36th Street................................................       (911)           (62)
1414 Avenue of the Americas........................................       (446)           (28)
New mortgage interest..............................................      1,078              7
                                                                     ---------            ---
                                                                     $  (3,621)     $     (13)
                                                                     ---------            ---
                                                                     ---------            ---

    (F) To reflect the operations of 110 East 42nd Street for the year ended December 31, 1996. Historical rental revenue was adjusted for straight line rents, historical operations, expenses were reduced for management fees, and depreciation was calculated based on the building cost that was recorded.



                                 HISTORICAL              ADJUSTMENT            PRO FORMA
                                 ----------              ----------            ---------

Revenues:
Rental revenue                     $4,306                   $ 201                $4,507
                                   ------                   -----                ------
Escalation                            520                                           520
Other income                           16                                            16
                                   ------                   -----                ------

Total revenue                       4,842                     201                 5,043
                                   ------                   -----                ------

Expenses:

Operating expenses                  2,248                                         2,248
Depreciation and amortization           0                     602                   602
Real estate taxes                   1,422                                         1,422
MG&A                                  274                    (172)                  102
                                   ------                   -----                ------

Total expenses                      3,944                     430                 4,374
                                   ------                   -----                ------

Income before minority interest    $  898                   $(229)               $  669
                                   ------                   -----                ------
                                   ------                   -----                ------



    (G) To reflect depreciation and amortization expense related to the real property transfer taxes incurred to transfer title of 70 West 36th Street and 1414 Avenue of the Americas to the Company and to reflect the net increase in marketing, general and administrative expenses related to operations of a public company.

                             SL GREEN REALTY CORP.
               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION
                               DECEMBER 31, 1996
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

    The additional marketing, general and adminsitrative expenses consist of the following:

Officers' compensation and related costs............................  $     768
Professional fees...................................................        350
Directors' fees and insurance.......................................        300
Printing and distribution costs.....................................        150
Other...............................................................         89
                                                                      ---------
                                                                      $   1,657
                                                                      ---------
                                                                      ---------

    The additional officers' compensation and related costs are attributable primarilty to employment agreements with the officers as further described under the caption "Employment and Non-Competition Agreement."

    (H) Represents the 16.2% interest of the minority in the Operating Partnership.

    (I) Pro Forma net income per common share is based upon 12,292,311 shares of common stock outstanding after the Offering. As each Operating Partnership unit is redeemable for cash, or at the company's election, for one share of common stock, the calculation of earnings per share upon redemption will be unaffected as unitholders and stockholders share equally on a per unit and per share basis in the net income of the Company. In February 1997, the Financial Accounting Standards Board issued Statement No. 128, Earnings per Share, which is required to be adopted on December 31, 1997. At that time the Company will be required to change the method currently used to compute earnings per share and to restate all prior periods. Under the new requirements for calculating primary earnings per share, the dilutive effect of stock options will be excluded. Management does not believe the adoption of Statement No. 128 will have a material impact on earnings per share.

                            Report of Independent Auditors


To the Board of Directors of
SL Green Realty Corp.

We have audited the statement of revenues and certain expenses of the property at 110 East 42nd Street, as described in Note 1, for the year ended December 31, 1996. The financial statement is the responsibility of management of the Property. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of SL Green Realty Corp., and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property, as described in Note 1 for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


ERNST & YOUNG


November 3, 1997
New York, New York

                                 110 East 42nd Street

                       Statements of Revenues and Certain Expenses

                                (Dollars in thousands)
                                        Note 1


                                                              (UNAUDITED)
                                                 YEAR ENDED   SIX MONTHS
                                                 DECEMBER 31, ENDED JUNE
                                                    1996       30, 1997
                                                 ----------------------
Revenues
     Rental revenue, net                         $ 4,306        $ 2,470
     Escalations and reimbursement revenue           520            354
     Other income                                     16             10
                                                 ----------------------
Total revenues                                     4,842          2,834
                                                 ----------------------
Certain Expenses
     Property taxes                                1,422            706
     Utilities                                       708            329
     Cleaning and service contracts                  811            411
     Payroll and expenses                            413            245
     Management fees                                 172            104
     Repairs and maintenance                         150             60
     Professional fees                                42             29
     Insurance                                        60             30
     Other operating expenses                        166             90
                                                 ----------------------
Total certain expenses                             3,944          2,004
                                                 ----------------------

Revenues in excess of certain expenses           $   898        $   830
                                                 ======================

SEE ACCOMPANYING NOTES.

                                 110 East 42nd Street

                 Notes to Statements of Revenues and Certain Expenses
                                (Dollars in thousands)
                                  December 31, 1996


1.   BASIS OF PRESENTATION

Presented herein is the statement of revenues and certain expenses related to the operations of the property, located at 110 East 42nd Street, in the Grand Central District sub-market, in the borough of Manhattan in New York City, (the "Property"). The Property is comprised of a building containing 250,548 square feet.

The accompanying financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by SL Green Operating Partnerships, LP ("SL Green"), in the proposed future operations of the Property. The Property was acquired by SL Green on September 15, 1997. Items excluded consist of interest, amortization and depreciation.

2.   USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.   REVENUE RECOGNITION

The Property is leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease.
The excess of amounts due pursuant to the underlying leases over amounts so recognized amounted to approximately $ 280 for the year ended December 31, 1996. For the six months ended June 30, 1997 amounts so recognized exceeded amounts due pursuant to the underlying leases by $ 82 (unaudited).

4.   CONCENTRATION OF REVENUE

Approximately 60% and 18% of the Property's revenue for the year ended December 31, 1996 and the six months ended June 30, 1997 (unaudited), respectively was derived from one tenant.

                                 110 East 42nd Street

                                (Dollars in thousands)
                                  December 31, 1996


5.   MANAGEMENT AGREEMENTS

During 1996 and the period ended June 30, 1997 the Property was managed by Metromedia, Inc. During the period from January 1, 1996 to December 31, 1996 the management fees were based on quarterly fixed payments of $13 and administrative salaries. During the period January 1, 1997 to June 30, 1997 (unaudited) the management fees were based on quarterly fixed payments of $25 and administrative salaries.

6.   RELATED PARTY TRANSACTIONS

Office space is leased to companies that have shareholders who are also partners in the partnership which owned the Property. Total rents from these affiliated companies totaled $82 and $50 at December 31, 1996 and June 30, 1997 (unaudited), respectively.

A company controlled by partners of the partnership which owned the Property provided management and administrative services to the Property. The management fee for these services were $172 and $104 for the year ended December 31, 1996 and for the six months ended June 30, 1997 (unaudited), respectively.

7.   LEASE AGREEMENTS

The Property is being leased to tenants under operating leases with term expiration dates ranging from 1997 to 2007. The minimum rental amounts due under the leases are generally subject to scheduled fixed increases. The leases generally also require that the tenants reimburse the Property for increases in certain operating costs and real estate taxes above their base year costs. Approximate future minimum rents to be received over the next five years and thereafter for non-cancelable operating leases as of December 31, 1996 (exclusive of renewal option periods) are as follows:

                        1997                $     4,654
                        1998                      4,619
                        1999                      4,564
                        2000                      4,128
                        2001                      3,533
                        Thereafter                9,204
                                            -----------
                                            $    30,702
                                            ===========

                                 110 East 42nd Street

                                (Dollars in thousands)
                                  December 31, 1996


8.  INTERIM UNAUDITED FINANCIAL INFORMATION

The financial statement for the six months ended June 30, 1997 is unaudited, however, in the opinion of management all adjustments, (consisting solely of normal recurring adjustments), necessary for a fair presentation of the financial statement for the interim period have been included. The results of the interim period is not necessarily indicative of the results to be obtained for a full fiscal year.